UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 2, 2013
Date of Earliest Event Reported: April 2, 2013

VERTEX ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-11476	94-3439569
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1331 Gemini Street
Suite 250
Houston, Texas 77058
(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: (866) 660-8156

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

Set forth below, Vertex Energy, Inc. (the “Company”) has disclosed a quarter-by-quarter summary of its statement of operations and statement of operations by segment information for the fiscal years ended December 31, 2012 and 2011 (the “Statement of Operations Information”).  Other than for the quarters ended March 31, 2012 and 2011, the Statement of Operations Information has not previously been reported separate from the information presented for the full six, nine and twelve months ended June 30, September 30, and December 31, 2012 and 2011, respectively, which information has previously been reported in the Company’s periodic reports on Form 10-Q for the periods ended June 30 and September 30, 2012 and 2011 and Form 10-K for the years ended December 31, 2012 and 2011.

The Company would also like to clarify that effective for the quarter ended December 31, 2012, it moved the results of operations and related expenses of its Thermal Chemical Extraction Process (“TCEP”) from its Refining and Marketing segment to its Black Oil segment, which the Company believes more accurately reflects its appropriate segment position in the Company following its September 11, 2012 acquisition of ownership of such TCEP.  The Statement of Operations Information below relating to the Company’s Refining and Marketing and Black Oil segments have been retroactively adjusted to reflect such December 31, 2012 change in segment reporting.

The limited financial information provided below has not been audited or reviewed by the Company’s independent auditing firm and is being presented without footnotes and other information which would normally be included with such information if filed in the Company’s quarterly or annual reports.  The information provided below is for informational purposes only and investors are cautioned not to put undue influence on such information.

	Statement of Operations
	Fiscal 2012				Fiscal 2011

	Fourth	Third	Second	First	Fourth	Third	Second	First
	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter

Revenue	$32,256,541	$36,195,570	$31,293,193	$34,827,939	$31,339,168	$30,301,326	$27,790,860	$20,290,925
Revenue-related parties	-	-	-	-	-	-	-	17,978
Total revenue	32,256,541	36,195,570	31,293,193	34,827,939	31,339,168	30,301,326	27,790,860	20,308,903

Cost of revenues	29,290,855	33,011,934	30,542,452	31,942,875	30,034,120	28,268,785	25,325,275	18,038,007

Gross profit	2,965,686	3,183,636	750,741	2,885,064	1,305,048	2,032,541	2,465,585	2,270,896

Selling, general and
administrative expenses	2,413,181	1,610,146	919,227	1,194,747	1,069,221	997,723	1,006,683	1,026,055

Acquisition related expenses	101,964	1,154,612	-	-	-	-	-	-

Total selling, general and	2,515,145	2,764,758	919,227	1,194,747	1,069,221	997,723	1,006,683	1,026,055
administrative expenses

Income from operations	450,541	418,878	(168,486)	1,690,317	235,827	1,034,818	1,458,902	1,244,841

Other income (expense)
Other income	158	949	633	-	-	-	-	-
Interest expense	(106,348)	(28,972)	-	(44)	(4,875)	(3,593)	(25,177)	(29,041)
Total other income (expense)	(106,190)	(28,023)	633	(44)	(4,875)	(3,593)	(25,177)	(29,041)

Income before income tax	344,351	390,855	(167,853)	1,690,273	230,952	1,031,225	1,433,725	1,215,800

Income tax (expense) benefit	(207,000)	1,714,813	8,828	(116,000)	1,887,502	(3,000)	(22,986)	(19,703)

Net income	$137,351	$2,105,668	$(159,025)	$1,574,273	$2,118,454	$1,028,225	$1,410,739	$1,196,097

Number of weighted average common shares outstanding:

Basic	12,138,229	12,255,372	10,136,941	9,434,094	8,884,681	9,187,227	8,535,111	8,440,064
Diluted	14,866,134	16,484,023	10,136,941	15,473,017	14,775,339	15,851,393	13,937,618	13,935,781

	Statement of Operations By Segment (UNAUDITED)
	Fiscal 2012				Fiscal 2011
	Fourth	Third	Second	First	Fourth	Third	Second	First
	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter

Black Oil
Revenues	$20,660,775	$23,107,902	$22,308,780	$24,160,235	$21,182,280	$21,109,804	$17,151,091	$12,906,006

Cost of revenues	$18,721,540	$22,013,323	$22,103,561	$22,367,745	$20,255,185	$19,970,983	$15,956,319	$12,012,456

Gross profit	$1,939,235	$1,094,579	$205,219	$1,792,490	$927,095	$1,138,821	$1,194,772	$893,550

Refining & Marketing
Revenues	$11,595,766	$13,087,668	$8,984,413	$10,667,704	$10,156,888	$9,191,522	$10,639,769	$7,402,897

Cost of revenues	$10,569,315	$10,998,611	$8,438,891	$9,575,130	$9,778,935	$8,297,802	$9,368,956	$6,025,551

Gross profit	$1,026,451	$2,089,057	$545,522	$1,092,574	$377,953	$893,720	$1,270,813	$1,377,346

The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

VERTEX ENERGY, INC.

Date: April 2, 2013	By: /s/ Benjamin P. Cowart
Benjamin P. Cowart
Chief Executive Officer